The Glenmede Fund, Inc.

Knollbrook Global Secured Options ETF

Summary Prospectus—September 23, 2026	Ticker Symbol: KGSO

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus, reports to shareholders, and other information about the Portfolio online at http://www.glenmedeim.com/related-literature/. You can also get this information at no cost by calling 1-215-419-6662 or by sending an e-mail request to glenmedefunds@glenmede.com. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated September 23, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective
Knollbrook Global Secured Options ETF (the “Portfolio”) seeks long-term capital appreciation and option premiums consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and Service (12b-1 Fees)[1]	0.00%
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.17%
Total Annual Portfolio Operating Expenses	0.72%

[1]	The Portfolio has adopted a Rule 12b-1 Plan; however, the plan is currently inactive, and no fees are being charged pursuant to the plan.
[2]	Other Expenses are based on estimates for the current fiscal year.
[3]
Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year, which are based on the expenses of the Predecessor Fund (as defined below) for its most recent fiscal year restated to reflect current fees.

Example
This Example is intended to help you compare the cost of investing in the Portfolio’s shares with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$74	$230

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. The Portfolio has not commenced operations as of the date of this prospectus, but it is expected that on or about January 8, 2027 (the “Closing Date”), the Portfolio will acquire the assets and assume the liabilities of the Glenmede Global Secured Options Portfolio (the “Predecessor Fund”) in a reorganization. For the fiscal year ended October 31, 2025, the Predecessor Fund’s portfolio turnover rate was 69%.

Knollbrook Global Secured Options ETF

Summary Prospectus—September 23, 2026	Ticker Symbol: KGSO

Principal Investment Strategies
Under normal market circumstances, the Portfolio uses option writing strategies in an effort to obtain option premiums and reduce risk. The Portfolio will implement buy-write (covered call) and/or cash-secured put option strategies on U.S. or foreign stock index exchange-traded funds (“ETFs”), U.S. or foreign stock indices and/or individual U.S. or foreign stocks held by the Portfolio. Covered call and cash-secured put options are intended to reduce volatility, earn option premiums and provide more stable returns. Selling call options reduces the risk of owning stocks by the receipt of the option premiums and selling put options reduces the purchase price of the underlying stock, but both strategies limit the opportunity to profit from an increase in the market value of the underlying security in exchange for up-front cash at the time of selling the call or put option. Under normal market circumstances, at least 80% of the value of the Portfolio’s net assets (including borrowings for investment purposes) will be subject to secured option strategies, which are written covered call and/or secured put options. Under normal market circumstances, the Portfolio will write covered call and/or secured put options on U.S. or foreign stock index ETFs, U.S. or foreign stock indices and/or individual U.S. or foreign stocks in at least three different countries, other than the United States, and will invest at least 40% of its net assets outside of the U.S. The Portfolio is called Global “Secured Options” because the call and put options it writes will be covered by owning the U.S. or foreign security, index or ETFs underlying the option, holding an offsetting option, segregating cash or other liquid assets at not less than the full value of the option or the exercise price, and/or using other permitted coverage methods. The Portfolio may invest in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. At any given time, the Portfolio’s assets may be subject to only calls or only puts, or a combination of both strategies. If the Portfolio only writes secured put options, its assets may consist entirely of cash, cash equivalents, or an offsetting equity index put option (forming a put spread) to secure those puts. In this case, the Portfolio may hold few or no stocks or other securities. If the Portfolio only writes covered calls on a stock index, it may hold long stock index ETFs or offsetting stock index call options, instead of individual U.S. or foreign stocks, which allows for more flexibility when implementing an underlying broad-based global equity exposure, in addition to using other coverage methods described below.
Other coverage methods include 1) covering the notional value with cash or cash equivalents, 2) using call spreads or put spreads, 3) owning the underlying U.S. or foreign security, index, or ETF, 4) holding an offsetting option, 5) holding other liquid assets equal to at least the full value of the option or its exercise price, or 6) using a mix of several equity securities to achieve broad-based global exposure.
To the extent that the Portfolio’s assets are not only subject to cash-secured puts or calls on stock index covered by stock index ETFs, the Portfolio intends to invest in a diversified portfolio of U.S. or foreign equity securities of companies based in at least three different countries, other than the United States, with generally similar risk and return characteristics as the MSCI All Country World Index (“MSCI ACWI Index”). The Portfolio may invest in companies with small, medium or large market capitalizations in developed, developing or emerging markets in advancement of its investment objective. The Portfolio intends to invest in foreign securities in the form of American Depositary Receipts (“ADRs”) which are securities issued by a U.S. bank that represent interests in foreign equity securities listed on a U.S. stock exchange. The Portfolio may also buy call and put options on U.S. or foreign stock index ETFs, U.S. or foreign stock indices or individual U.S. or foreign stocks.
Principal Investment Risks
All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that Glenmede Investment Management LP (the “Advisor”) uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away and are comfortable with stock market and foreign securities risks. The Portfolio would not be appropriate for you if you are investing for short-term goals or are mainly seeking current income.

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Knollbrook Global Secured Options ETF

Summary Prospectus—September 23, 2026	Ticker Symbol: KGSO

Absence of Active Market: Although the shares are currently listed for trading on the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants (“APs”). APs are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or APs may be less willing to transact in shares. The absence of an active market for a Portfolio’s shares may contribute to the Portfolio’s shares trading at a premium or discount to net asset value (“NAV”). The Portfolio’s shares may be listed or traded on exchanges or markets other than the Listing Exchange (where the Portfolio’s primary listing is maintained), and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that a Portfolio’s shares will continue to trade on any such stock exchange or in any market or that the Portfolio’s shares will continue to meet the requirements for listing or trading on any exchange or in any market, including the Listing Exchange. The Portfolio’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker-dealer direct their trades for execution.
Shares May Trade at Prices Other than NAV: There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Portfolio shares in the public trading market. Although the shares are listed for trading on Cboe, there can be no assurance that an active trading market for such shares will develop or be maintained. Although it is expected that the market price of the shares will approximate the Portfolio’s NAV when purchased and sold in the secondary market, the Portfolio faces numerous market trading risks, including the potential lack of an active market for shares, disruptions in the securities markets in which the Portfolio invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).
Authorized Participants Risk: The Portfolio has entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem shares and new APs are not appointed in their place, shares may trade at a discount to the Portfolio’s NAV and possibly face delisting.
Cash Transactions Risk: Unlike certain ETFs, the Portfolio may effect its redemptions partially for cash, rather than primarily for in-kind securities. As such, investments in shares may be less tax-efficient than an investment in a conventional ETF which generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio may underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, climate change, public health emergencies (including pandemics and epidemics), war, military conflict, terrorism, tariffs, cybersecurity incidents and other unforeseeable global events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.
Options Risk: Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the future price fluctuations and the degree of correlation between the options and the securities markets. The value of the Portfolio’s positions in options fluctuates in response to changes in the value of the underlying security, index, or stock index ETF, as applicable. The Portfolio also risks losing all or part of the cash paid for purchasing call and put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Portfolio’s option strategies, and for these and other reasons the Portfolio’s option strategies may not reduce the Portfolio’s volatility to the extent desired. The Portfolio may reduce its holdings of put options resulting in an increased exposure to a market decline.
FLEX Options Risk: The Portfolio may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Portfolio bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Portfolio may have difficulty closing out certain FLEX Options positions at desired times and prices.

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Knollbrook Global Secured Options ETF

Summary Prospectus—September 23, 2026	Ticker Symbol: KGSO

Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the Portfolio paying higher transaction costs and the distribution of additional capital gains, which may generate greater tax liabilities for shareholders who hold the shares in taxable accounts. Increased transaction costs and distributions of capital gains may negatively affect the Portfolio’s performance.
ADR/Foreign Investment Risk: The Portfolio intends to invest in foreign securities in the form of ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company and listed on a U.S. stock exchange. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability, including military hostilities and related sanctions that impact trade and commodity prices, such as armed conflict in Europe and in the Middle East. Foreign stocks may be more volatile and less liquid than U.S. stocks.
Emerging Markets Risk: The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.
Large Shareholder and Large-Scale Redemption Risk: Certain shareholders, including an AP, a third-party investor, the Portfolio’s Advisor, a market maker, or another entity, may from time to time own or manage a substantial amount of Portfolio shares, or may invest in the Portfolio and hold their investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment.
Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. To the extent the Portfolio permits redemptions in cash, these large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s NAV, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.
Exchange-Traded Funds: The Portfolio intends to invest in ETFs that seek to track the performance of foreign securities indices. Shares of ETFs have many of the same risks as direct investments in the underlying securities they are designed to track, although the lack of liquidity may make ETFs more volatile. ETFs have investment management fees and other expenses which will be indirectly paid by the Portfolio. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to net asset value.
Performance Information
The Portfolio has not commenced operations as of the date of this prospectus. The returns presented for the Portfolio reflect the performance of the Predecessor Fund. It is anticipated that on or about the Closing Date, the Portfolio will acquire the assets and assume the liabilities of the Predecessor Fund in a tax-free reorganization for U.S. federal income tax purposes (the “Predecessor Fund Reorganization”). As a result of the Predecessor Fund Reorganization, the Portfolio will adopt the performance and financial history of the Predecessor Fund.
The chart and table below show how the performance of the Predecessor Fund’s Advisor shares has varied from year to year. The table shows how the average annual total returns for one year, five years and ten years for the Predecessor Fund’s Advisor shares compares to those of selected market indices. The Predecessor Fund’s Advisor shares past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-215-419-6662.

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Knollbrook Global Secured Options ETF

Summary Prospectus—September 23, 2026	Ticker Symbol: KGSO

During the periods shown in the bar chart, the highest quarterly return for the Predecessor Fund’s Advisor shares was 14.65% (for the quarter ended June 30, 2020) and the lowest quarterly return for the Predecessor Fund’s Advisor shares was -20.80% (for the quarter ended March 31, 2020).
After-tax returns for the Predecessor Fund’s Advisor shares are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Average Annual Total Returns (for the periods ended December 31, 2025)

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	22.48%	10.44%	7.70%
Return After Taxes on Distributions	20.66%	7.80%	2.32%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	14.02%	7.38%	4.19%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%

[1]
In certain cases, the Return After Taxes on Distribution and Sale of Portfolio Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Investment Advisor and Sub-Advisor
Glenmede Investment Management LP serves as investment advisor to the Portfolio.
The Advisor has retained Tidal Investments LLC (the “Sub-Advisor”), which is responsible for trading portfolio securities for the Portfolio, including creation and/or redemption basket processing and selecting broker-dealers to execute purchase and sale transactions in connection with any rebalancing of the Portfolio. The Sub-Advisor does not select securities for the Portfolio.
Portfolio Managers
Sean Heron, CFA, Portfolio Manager of the Advisor, has managed the Portfolio since its inception in January, 2027.

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Knollbrook Global Secured Options ETF

Summary Prospectus—September 23, 2026	Ticker Symbol: KGSO

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an IRA or other tax-advantaged account. Distributions on investments made through tax deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Purchase and Sale of Portfolio Shares
Portfolio shares are listed on a national securities exchange, Cboe, and investors can only buy and sell shares through brokers or dealers at market prices, rather than NAV. Because shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). As the Portfolio has not commenced operations as of the date of this prospectus, median bid-ask spread for the Portfolio cannot be provided. Once available, information on the Portfolio’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at www.glenmedeim.com.
The Portfolio issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 10,000 shares, though this may change from time to time. The Portfolio generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Portfolio (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Financial Intermediary Compensation
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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